UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported) June 16, 2014

Jones Lang LaSalle Income Property Trust, Inc.
(Exact name of registrant as specified in its charter)

Maryland	000-51948	20-1432284
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS employer Identification No.)

200 East Randolph Drive, Chicago, IL		60601
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (312) 782-5800
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  2.01 - Completion of Acquisition or Disposition of Assets.

On January 17, 2014, Jones Lang LaSalle Income Property Trust, Inc. (the “Company”) acquired Oak Grove Plaza, a 120,000 square foot, 97% leased, grocery anchored retail center for approximately $22.5 million from Mid-West Portfolio Corporation. Oak Grove Plaza, located in Sachse, Texas, is anchored by a Kroger "Signature" store and has a mix of well established tenants including McDonald's, Hallmark and Subway. The acquisition was funded with a $10.5 million mortgage note payable at 4.17% interest for ten years and cash on hand.

On June 16, 2014, the Company acquired Rancho Temecula Town Center ("Rancho Temecula"), a 165,000 square foot, 93% leased, grocery anchored retail center for approximately $60.0 million from W-ADP Rancho Temecula VII, LLC. Rancho Temecula, located in Temecula, California, is anchored by Sprouts, LA Fitness, Rite Aid and BevMo!. The acquisition was funded with a $28.0 million mortgage note payable at 4.02%, interest only for 12 years and cash on hand.

 Item 9.01 - Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

(b) Pro Forma Financial Information - The following unaudited pro forma financial statements of the Company are submitted at the end of this Current Report on Form 8-K and are filed herewith and incorporated herein by reference:

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JONES LANG LASALLE INCOME PROPERTY TRUST, INC.

By:	/s/ GREGORY A. FALK
Name: Gregory A. Falk
Title: Chief Financial Officer
Date: June 16, 2014

Independent Auditor's Report

To the Board of Directors and Stockholders of
Jones Lang LaSalle Income Property Trust, Inc.

Report on the Statement of Revenues and Certain Expenses
We have audited the accompanying statement of revenues and certain expenses of Oak Grove Plaza for the year ended December 31, 2013 and the related notes (the “financial statement”).

Management’s Responsibility for the Financial Statement
Management is responsible for the preparation and fair presentation of the financial statement in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the financial statement that is free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility
Our responsibility is to express an opinion on the financial statement based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statement. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statement, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statement in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statement.
We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion
In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses described in Note 2 of Oak Grove Plaza for the year ended December 31, 2013 in accordance with accounting principles generally accepted in the United States of America.

Basis of Accounting
As discussed in Note 2, the accompanying financial statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of Oak Grove Plaza’s revenues and expenses.  Our opinion is not modified with respect to this matter.

/s/ MCGLADREY LLP

Chicago, Illinois
June 16, 2014

OAK GROVE PLAZA
STATEMENT OF REVENUES AND CERTAIN EXPENSES

(dollars in thousands)	Year Ended December 31, 2013

Revenues:
Minimum Rents	$1,383
Tenant recoveries and other revenue	516

Total revenues	1,899

Certain Expenses:
Real estate taxes	263
Property operating	211
Management fees	51

Total certain expenses	525

Revenues in excess of certain expenses	$1,374

See accompanying notes to the statement of revenues and certain expenses.

OAK GROVE PLAZA
NOTES TO THE STATEMENT OF REVENUES AND CERTAIN EXPENSES FOR THE YEAR ENDED DECEMBER 31, 2013

1. Organization

On January 17, 2014, Jones Lang LaSalle Income Property Trust, Inc. (the “Company”) acquired a 120,000 square-foot (unaudited) retail center located in Sachse, Texas known as Oak Grove Plaza (the “Property”) through a single-member limited liability company LIPT Oak Grove, LLC. Aggregate purchase price for the Property was approximately $22.5 million, exclusive of transfer taxes, due diligence expenses, and other closing costs. The Company funded the acquisition using proceeds from its continuous public offering and a ten year, $10.6 million mortgage loan at 4.17%.

2. Basis of Presentation

The accompanying statement of revenues and certain expenses has been prepared for the purpose of complying with Rule 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission and is not intended to be a complete presentation of the actual operations for the Property for the period presented. The statement excludes certain expenses such as interest, depreciation and amortization, professional fees, and other costs not directly related to the future operations of the Property that may not be comparable to the expenses expected to be incurred in future operations. Management is not aware of any material factors relating to these properties which would cause the reported financial information not to be necessarily indicative of future operating results.

3. Summary of Significant Accounting Policies

Revenue and Expense Recognition

Rental revenue is recorded when due from the tenant based upon the lease terms and is recognized on a straight-line basis over the term of the lease. Tenant recoveries include payments from the tenant for taxes and other property operating expenses and are recognized as revenue in the same period the related expenses are incurred.

Property operating expenses represent the direct expenses of operating the Property and include repairs and maintenance, insurance, and other property expenses that are expected to continue in the ongoing operation of the Property. Management fees of 3 percent of rental revenue are paid to a third party manager. Expenditures for maintenance and repairs are charged to operations as incurred.

Use of Estimates

The preparation of the statement of revenues and certain expenses in conformity with U.S. generally accepted accounting principles requires the Company to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during the periods presented. Actual results could differ from these estimates.

4. Future Rental Revenues

Future minimum rental revenues, excluding tenant reimbursement of expenses, under non-cancelable operating leases in effect as of December 31, 2013, are as follows:

(dollars in thousands)	Amount
2014	$1,335
2015	1,250
2016	1,100
2017	994
2018	696
Thereafter	3,251
Total	$8,626

Tenant reimbursements of operating expenses are included in tenant recoveries and other revenue in the accompanying statement of revenues and certain expenses.

As of December 31, 2013, the Property was approximately 97% leased. The following table exhibits those tenants who accounted for greater than 10% of rental revenues for the year ended December 31, 2013, or those tenants who account for greater than 10% of future minimum rental revenues:

Tenant	Industry	Lease Commencement	Lease Expiration	% of 2013 Minimum Rents	% of Future Minimum Rents
Kroger	Grocery	July 2003	July 2023	27.2%	38.5%
McDonald's	Restaurant	October 2012	September 2032	6.0%	19.3%

The two leases above contain lease renewal options for various periods under varying terms that may be different from the existing lease terms.

5. Commitments and Contingencies

Commitments and contingencies include the usual obligations of a real estate property in the normal course of business. In management’s opinion, these matters are not expected to have a material adverse effect on the Property’s future operating results.

6. Subsequent Events

Management has evaluated the events and transactions that have occurred through June 16, 2014, the date which the statement of revenue and certain expenses was available to be issued.

Independent Auditor's Report

To the Board of Directors and Stockholders of
Jones Lang LaSalle Income Property Trust, Inc.

Report on the Statement of Revenues and Certain Expenses
We have audited the accompanying statement of revenues and certain expenses of Rancho Temecula Town Center for the year ended December 31, 2013 and the related notes (the “financial statement”).

Management’s Responsibility for the Financial Statement
Management is responsible for the preparation and fair presentation of the financial statement in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the financial statement that is free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility
Our responsibility is to express an opinion on the financial statement based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statement. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statement, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statement in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statement.
We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion
In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses described in Note 2 of Rancho Temecula Town Center for the year ended December 31, 2013 in accordance with accounting principles generally accepted in the United States of America.

Basis of Accounting
As discussed in Note 2, the accompanying financial statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of Rancho Temecula Town Center’s revenues and expenses.  Our opinion is not modified with respect to this matter.

/s/ MCGLADREY LLP

Chicago, Illinois
June 16, 2014

RANCHO TEMECULA TOWN CENTER
STATEMENTS OF REVENUES AND CERTAIN EXPENSES

(dollars in thousands)	Three Months Ended March 31, 2014 (unaudited)	Year Ended December 31, 2013

Revenues:
Minimum Rents	$982	$3,915
Tenant recoveries and other revenue	221	973

Total revenues	1,203	4,888

Certain Expenses:
Real estate taxes	149	587
Property operating	88	440
Management fees	35	98

Total certain expenses	272	1,125

Revenues in excess of certain expenses	$931	$3,763

See accompanying notes to the statements of revenues and certain expenses.

RANCHO TEMECULA TOWN CENTER
NOTES TO THE STATEMENTS OF REVENUES AND CERTAIN EXPENSES FOR THE THREE MONTHS ENDED MARCH 31, 2014 (UNAUDITED) AND FOR THE YEAR ENDED DECEMBER 31, 2013

1. Organization

On June 16, 2014, Jones Lang LaSalle Income Property Trust, Inc. (the “Company”) acquired LIPT Winchester Road, Inc. (“Rancho Temecula Town Center” or the “Property”) a 165,000 square-foot (unaudited) retail center located in Temecula, California, built in 2007. Aggregate purchase price for the Property was approximately $60.0 million, exclusive of transfer taxes, due diligence expenses, and other closing costs. The Company funded the acquisition using proceeds from its continuous public offering and a 12-year, $28.0 million mortgage loan at 4.02%.

2. Basis of Presentation

The accompanying statements of revenues and certain expenses have been prepared for the purpose of complying with Rule 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission and are not intended to be a complete presentation of the actual operations for the Property for the period presented. The statements exclude certain expenses such as interest, depreciation and amortization, professional fees, and other costs not directly related to the future operations of the Property that may not be comparable to the expenses expected to be incurred in future operations. Management is not aware of any material factors relating to these properties which would cause the reported financial information not to be necessarily indicative of future operating results.

The unaudited statement of revenues and certain expenses for the period from January 1, 2014 through March 31, 2014 contains, in the opinion of management, all adjustments necessary for a fair presentation of the interim statement. All such adjustments are of a normal and recurring nature. The results of operations for the interim period are not necessarily indicative of the results to be expected for a full year of operations of the Property.

3. Summary of Significant Accounting Policies

Revenue and Expense Recognition

Rental revenue is recorded when due from the tenant based upon the lease terms and is recognized on a straight-line basis over the term of the lease. Tenant recoveries include payments from the tenant for taxes and other property operating expenses and are recognized as revenue in the same period the related expenses are incurred.

Property operating expenses represent the direct expenses of operating the Property and include repairs and maintenance, insurance, and other property expenses that are expected to continue in the ongoing operation of the Property. Management fees ranging from 2.5 percent to 3.5 percent of rental revenue are paid to a third party manager. Expenditures for maintenance and repairs are charged to operations as incurred.

Use of Estimates

The preparation of the statements of revenues and certain expenses in conformity with U.S. generally accepted accounting principles requires the Company to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during the periods presented. Actual results could differ from these estimates.

4. Future Rental Revenues

Future minimum rental revenues, excluding tenant reimbursement of expenses, under non-cancelable operating leases in effect as of December 31, 2013, are as follows:

(dollars in thousands)	Amount
2014	$3,592
2015	3,527
2016	3,266
2017	2,652
2018	2,365
Thereafter	13,279
Total	$28,681

Tenant reimbursements of operating expenses are included in tenant recoveries and other revenue in the accompanying statements of revenues and certain expenses.

As of December 31, 2013, the Property was 95% leased. The following table exhibits those tenants who accounted for greater than 10% of rental revenues for the year ended December 31, 2013, or those tenants who account for greater than 10% of future minimum rental revenues:

Tenant	Industry	Lease Commencement	Lease Expiration	% of 2013 Minimum Rents	% of Future Minimum Rents
LA Fitness	Fitness	February 2007	January 2022	24.6%	24.3%
Sprouts	Grocery	March 2008	January 2024	13.5%	17.4%
Rite Aid	Pharmacy	March 2007	February 2027	10.0%	17.3%
Rodrigo's Mexican Grill	Restaurant	April 2008	March 2028	6.4%	11.6%

The leases above contain lease renewal options for various periods under varying terms that may be different from the existing lease terms.

5. Commitments and Contingencies

Commitments and contingencies include the usual obligations of a real estate property in the normal course of business. In management’s opinion, these matters are not expected to have a material adverse effect on the Property’s future operating results.

6. Subsequent Events

Management has evaluated the events and transactions that have occurred through June 16, 2014, the date which the statements of revenue and certain expenses were available to be issued.

Jones Lang LaSalle Income Property Trust, Inc.
Summary of Unaudited Pro Forma Financial Statements

The unaudited pro forma financial information should be read in conjunction with the financial statements and notes of Jones Lang LaSalle Income Property Trust, Inc. (the “Company”) included in its annual report filed on Form 10-K for the year ended December 31, 2013, (filed March 6, 2014) and in its quarterly report filed on Form 10-Q for the quarter ended March 31, 2014 (filed May 8, 2014).
The unaudited pro forma financial information is presented in accordance with Article 11 of Regulation S-X promulgated by the United States Securities and Exchange Commission (the “SEC”) to give effect to acquisitions made by the Company during 2013 and 2014.
Included in the unaudited pro forma financial information are the following consummated acquisitions:

•	On June 26, 2013, the Company acquired Joliet Distribution Center, a 442,000 square foot, 100% occupied, multi-tenant, industrial property located in Joliet, Illinois for approximately $21.0 million.

•
On June 28, 2013, the Company acquired Suwanee Distribution Center, a 559,000 square foot, single-tenant, industrial property located in Suwanee, Georgia for approximately $37.9 million. The property commenced operations on April 17, 2013 and was 100% occupied on that date.

•
On September 17, 2013, the Company acquired a 90% interest in Grand Lakes Marketplace, a 131,000 square foot retail property located in Katy, Texas for approximately $43.0 million. The property commenced operations on October 25, 2012. The property was 42% occupied on December 31, 2012 and reached 100% occupancy on August 14, 2013.

•
On December 18, 2013, the Company acquired South Seattle Distribution Center, a three building 363,000 square foot, 100% occupied, industrial portfolio located in Seattle, Washington for approximately $38.7 million.

•	On January 17, 2014, the Company acquired Oak Grove Plaza, a 120,000 square foot retail property located in Sachse, Texas, for approximately $22.5 million. The property was 97% occupied on that date.

•
On January 22, 2014, the Company acquired Grand Prairie Distribution Center, a 277,000 square foot industrial building located in Grand Prairie, Texas for approximately $17.2 million. The property commenced operations on February 1, 2014 and was 100% occupied on that date.

•	On January 28, 2014, the Company acquired South Beach Parking Garage, a 340 stall, multi-level parking facility located on South Beach in Miami, Florida for approximately $22.1 million.

•	On June 16, 2014, the Company acquired Rancho Temecula Town Center, a 165,000 square foot, 93% occupied, retail property located in Temecula, California for approximately $60.0 million.
The unaudited pro forma consolidated balance sheet as of March 31, 2014 gives effect to the transactions occurring after March 31, 2014 as if they had occurred on March 31, 2014.
The unaudited pro forma consolidated statements of operations for the three months ended March 31, 2014, and for the year ended December 31, 2013 give effect to the transactions described above as if they had occurred on the latter of January 1, 2013 or the date the property commenced operations.
In the opinion of the Company's management, all adjustments necessary to reflect the effects of the transactions described above have been made. The unaudited pro forma financial information is presented for illustrative purposely only and is not necessarily indicative of what the Company's actual results of operations or financial condition would have been had the transactions occurred on the dates indicated, nor does it purport to represent the future results of operations or financial condition of the Company.

Jones Lang LaSalle Income Property Trust, Inc.
PRO FORMA CONSOLIDATED BALANCE SHEET
MARCH 31, 2014
(Unaudited)

$ in thousands, except per share amounts	Historical (a)	Acquisition (b)	Pro Forma Adjustment (c)	Pro Forma
ASSETS
Investments in real estate:
Land	$140,730	$14,600	$—	$155,330
Buildings and equipment	646,199	41,238	—	687,437
Less accumulated depreciation	(58,450)	—	—	(58,450)
Net property and equipment	728,479	55,838	—	784,317
Cash and cash equivalents	44,274	(32,000)	8,600	20,874
Restricted cash	2,349	—	—	2,349
Tenant accounts receivable, net	2,254	—	—	2,254
Deferred expenses, net	8,004	—	—	8,004
Acquired intangible assets, net	39,843	8,636	—	48,479
Deferred rent receivable, net	6,625	—	—	6,625
Prepaid expenses and other assets	1,707	—	—	1,707
TOTAL ASSETS	$833,535	$32,474	$8,600	$874,609
LIABILITIES AND EQUITY
Mortgage notes and other debt payable, net	$395,505	$28,000	$8,600	$432,105
Accounts payable and other accrued expenses	14,163	—	—	14,163
Distributions payable	4,023	—	—	4,023
Accrued interest	1,184	—	—	1,184
Accrued real estate taxes	2,581	—	—	2,581
Advisor fees payable	474	—	—	474
Acquired intangible liabilities, net	8,714	4,474	—	13,188
TOTAL LIABILITIES	426,644	32,474	8,600	467,718
Commitments and contingencies
Equity:
Class A common stock: $0.01 par value; 400,000,000 shares authorized; 14,457,488 shares issued and outstanding at March 31, 2014	145	—	—	145
Class M common stock: $0.01 par value; 400,000,000 shares authorized; 29,144,667 shares issued and outstanding at March 31, 2014	291	—	—	291
Additional paid-in capital (net of offering costs of $9,944 as of March 31, 2014)	643,070	—	—	643,070
Accumulated other comprehensive income	(439)	—	—	(439)
Distributions to stockholders	(108,939)	—	—	(108,939)
Accumulated deficit	(139,511)	—	—	(139,511)
Total Jones Lang LaSalle Income Property Trust, Inc. stockholders’ equity	394,617	—	—	394,617
Noncontrolling interests	12,274	—	—	12,274
Total equity	406,891	—	—	406,891
TOTAL LIABILITIES AND EQUITY	$833,535	$32,474	$8,600	$874,609

See accompanying notes to pro forma consolidated balance sheet.

Jones Lang LaSalle Income Property Trust, Inc.
NOTES TO PRO FORMA CONSOLIDATED BALANCE SHEET
March 31, 2014
(Unaudited)

NOTE 1 PRO FORMA BASIS OF PRESENTATION
The unaudited pro forma consolidated balance sheet of the Company is presented as if the acquisition of Rancho Temecula Town Center had occurred on March 31, 2014. The following pro forma adjustments are included in the consolidated balance sheet:

a.	Reflects the March 31, 2014 historical consolidated balance sheet of the Company as reported in the Form 10-Q (filed May 8, 2014).

b.	Reflects adjustments for the acquisition of Rancho Temecula Town Center for approximately $60.0 million, which occurred on June 16, 2014, as if the acquisition had occurred on March 31, 2014.

c.	Pro Forma adjustment includes the following:

◦
A new $8,600 mortgage note payable on Grand Prairie Distribution Center. The mortgage note is for five years and bears a floating interest rate equal to LIBOR plus 1.80%. We entered into an interest rate swap for this loan which fixed the interest rate at 3.58% for the five year term. The mortgage note was made on April 28, 2014, but is reported as if it had occurred on March 31, 2014.

Jones Lang LaSalle Income Property Trust, Inc.
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE THREE MONTHS ENDED MARCH 31, 2014
(Unaudited)

$ in thousands, except per share amounts	Historical (a)	Acquisitions (b)	Pro Forma Adjustments (c)	Pro Forma
Revenues:
Minimum rents	$19,770	$1,120	$—	$20,890
Tenant recoveries and other rental income	3,613	539	—	4,152
Total revenues	23,383	1,659	—	25,042
Operating expenses:
Real estate taxes	2,666	194	—	2,860
Property operating	5,720	267	—	5,987
Advisor fees	1,351	—	—	1,351
Company level expenses	664	—	—	664
Net provision for doubtful accounts	114	—	—	114
General and administrative	272	5	—	277
Acquisition related expenses	286	—	(286)	—
Depreciation and amortization	6,484	520	—	7,004
Total operating expenses	17,557	986	(286)	18,257
Operating income	5,826	673	286	6,785
Other income and (expenses):
Interest expense	(4,252)	(320)	(26)	(4,598)
Total other income and (expenses)	(4,252)	(320)	(26)	(4,598)
Income from continuing operations	1,574	353	260	2,187
Less: Net income attributable to the noncontrolling interests	(287)	—	—	(287)
Net income from continuing operations attributable to Jones Lang LaSalle Income Property Trust, Inc.	$1,287	$353	$260	$1,900
Net income from continuing operations attributable to Jones Lang LaSalle Income Property Trust, Inc. per share-basic and diluted	$0.03			$0.04
Weighted average common stock outstanding-basic and diluted	42,717,549			42,717,549

See accompanying notes to pro forma consolidated statement of operations.

Jones Lang LaSalle Income Property Trust, Inc.
NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE THREE MONTHS ENDED MARCH 31, 2014
(Unaudited)

NOTE 1 PRO FORMA BASIS OF PRESENTATION
This unaudited pro forma consolidated statement of operations of the Company is presented as if the 2014 acquisitions identified below had all occurred on the latter of January 1, 2013 or the date operations commenced at the property. The following pro forma adjustments are included in the unaudited proforma consolidated statement of operations:

a.	Reflects the historical consolidated statement of operations of the Company as reported in the Form 10-Q for the three months ended March 31, 2014 (filed May 8, 2014).

b.	Reflects the historic operations for the following completed acquisitions:

◦	Oak Grove Plaza acquisition as if it had occurred on January 1, 2013,

◦	Grand Prairie Distribution Center acquisition as if it had occurred on February 1, 2014 (date operations commenced),

◦	South Beach Parking Garage acquisition as if it had occurred on January 1, 2013 and

◦	Rancho Temecula Town Center acquisition as if it had occurred on January 1, 2013.
c.     Pro Forma adjustments include the following:

◦
A new $8,600 mortgage note payable on Grand Prairie Distribution Center. The mortgage note is for five years and bears a floating interest rate equal to LIBOR plus 1.80%. We entered into an interest rate swap for this loan which fixed the interest rate at 3.58% for the five year term. The mortgage note was made on April 28, 2014, but is reported as if it had occurred on February 1, 2014 (date operations commenced).

◦	Adjustment to remove acquisition expenses related to the acquisitions completed during 2014.

Jones Lang LaSalle Income Property Trust, Inc.
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2013
(Unaudited)

$ in thousands, except per share amounts	Historical (a)	Acquisitions (b)	Pro Forma Adjustment (c)	Pro Forma
Revenues:
Minimum rents	$67,755	$11,314	$—	$79,069
Tenant recoveries and other rental income	8,761	5,422	—	14,183
Total revenues	76,516	16,736	—	93,252
Operating Expenses:
Real estate taxes	8,103	1,892	—	9,995
Property operating	22,008	2,694	—	24,702
Advisor fees	4,668	—	—	4,668
Company level expenses	1,917	—	—	1,917
Acquisition related expenses	599	—	(599)	—
General and administrative	648	86	—	734
Net provision for doubtful accounts	325	—	—	325
Provision for impairment of real estate	38,356	—	—	38,356
Depreciation and amortization	22,288	5,786	—	28,074
Total operating expenses	98,912	10,458	(599)	108,771
Operating income	(22,396)	6,278	599	(15,519)
Other income and (expenses):
Interest expense	(19,913)	(3,508)	—	(23,421)
Debt modification expense	(926)	—	—	(926)
Gain on extinguishment of debt	1,109	—	—	1,109
Equity in income of unconsolidated affiliates	32	—	—	32
Gain on sale of unconsolidated affiliate	7,290	—	—	7,290
Total other income and (expenses)	(12,408)	(3,508)	—	(15,916)
(Loss) income from continuing operations	(34,804)	2,770	599	(31,435)
Plus: Net loss (income) attributable to the noncontrolling interests	5,494	(11)	—	5,483
Net (loss) income from continuing operations attributable to Jones Lang LaSalle Income Property Trust, Inc.	$(29,310)	$2,759	$599	$(25,952)
Net loss from continuing operations attributable to Jones Lang LaSalle Income Property Trust, Inc. per share-basic and diluted	$(0.80)			$(0.71)
Weighted average common stock outstanding-basic and diluted	36,681,847			36,681,847

See accompanying notes to pro forma consolidated statement of operations.

Jones Lang LaSalle Income Property Trust, Inc.
NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2013
(Unaudited)

NOTE 1 PRO FORMA BASIS OF PRESENTATION
The unaudited pro forma consolidated statement of operations of the Company are presented as if the 2013 and 2014 acquisitions identified below had all occurred on the latter of January 1, 2013 or the date operations commenced at the property. The following pro forma adjustments are included in the unaudited proforma consolidated statement of operations:

a.	Reflects the historical consolidated statements of operations of the Company as reported in the Form 10-K for the year ended December 31, 2013 (filed March 6, 2014).

b.	Reflects the historic operations for the following completed acquisitions:

◦	Joliet Distribution Center acquisition as if it had occurred on January 1, 2013,

◦	Suwanee Distribution Center acquisition as if it had occurred on April 17, 2013 (date operations commenced),

◦	Grand Lakes Marketplace acquisition as if it had occurred on January 1, 2013,

◦	South Seattle Distribution Center acquisition as if it had occurred on January 1, 2013,

◦	Oak Grove Plaza acquisition as if it had occurred on January 1, 2013,

◦	South Beach Parking Garage acquisition as if it had occurred on January 1, 2013 and

◦	Rancho Temecula Town Center acquisition as if it had occurred on January 1, 2013.
c.     Pro Forma adjustment includes the following:

◦	Adjustment to remove acquisition expenses related to the acquisitions completed during 2013.